                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
John R. Cormey, Vice President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Steven G. Wine, Treasurer

INVESTMENT ADVISOR

Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

SHAREHOLDER RELATIONS

Margaret R. Jurado
(800) 624-4190 (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN

Wells Fargo Bank
633 17th Street
Denver, CO 80202

FUND ADMINISTRATOR

American Data Services, Inc.
755 New York Avenue
Huntington, NY 11743

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 288-9541

                                NYSE Symbol--BLU

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]

                                  www.blu.com

-------------------------------------------------------------------------------

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]

                                  SEMI-ANNUAL
                             REPORT TO STOCKHOLDERS


                                 JUNE 30, 1997

Dear Fellow Stockholders,

 The first half of 1997 continued to be a favorable environment for investors in blue chip stocks and the Blue Chip Value Fund.

                                  PERFORMANCE
-------------------------------------------------------------------------------

                                                                        YTD
                                                                       TOTAL
                                        12/31/96  6/30/97  DIVIDENDS RETURN(1)
  Blue Chip
  Value Fund                              $8.94    $10.05     $.22     18.2%
  (Net Asset Value)

  S&P 500                               $740.74   $885.14    $7.49    +20.6%

  Blue Chip
  Value Fund                              $9.25     $9.75     $.22      9.6%
  (Common Stock)

  Market Price Premium/Discount to Net
  Asset Value                              +3.5%     -3.1%

-------------------------------------------------------------------------------
 (1) Assumes reinvestment of dividends and participation in the rights offering.
-------------------------------------------------------------------------------

 Highlights in stock performance for the first half were within the Fund's drug and finance sectors. Among our top-performing stocks were Pfizer, Bris-tol-Myers Squibb and Schering-Plough which were each up between 40 and 50% in the first six months driven by strong earnings and exciting announcements of new drugs. Many of the Fund's finance stocks also performed well including Student Loan Marketing, Travelers, H.F. Ahmanson and NationsBank, each up over 30%.

 This good financial stock performance was driven by news that the economy was slowing and, as a result, increased confidence that the Federal Reserve might not raise short-term interest rates further. Much of the very strong perfor-mance for the S&P 500 Index came from technology stocks which now comprise the second largest sector in the Index and which also had the second highest re-turn in the quarter among the S&P 500 sectors. Here, we were underweighted and did not own the stocks that comprised the very narrow leadership of that sec-tor.

 The Blue Chip Value Fund seeks to buy undervalued stocks in the market by ap-plying a disciplined strategy of owning stocks that sell at a low price rela-tive to earnings, book value and dividends. While this may not be the best performing style in every market environment much less in the recent surging "bull" market in growth-oriented stocks, ample research shows that this is a successful strategy for outperforming the broad market over the course of en-tire market cycles.

 Moreover, valuations of some of the largest stocks in the equity market, us-ing the Dow Jones Industrial Average, are at substantial valuation premiums to the broad market. History reveals that these valuation disparities do not con-tinue forever. When this valuation disparity closes, the more risky stocks may be those that are richly-priced; consequently we remain confident that our fo-cus on owning undervalued stocks is the best strategy going forward.

 As we write this letter, the Dow Jones Industrial Average has closed above 8000 for the first time in history. Given this historic high market level and stock valuations at the high end of historic ranges, a meaningful stock market correction would not be a surprise. Nonetheless, given very favorable funda-mentals, we see no basis for predicting a near-term correction. As long as the economy continues to show moderate non-inflationary growth and productivity-led earnings growth, the environment for stocks will remain positive.

 Two significant events for Blue Chip shareholders occurred during the first half of 1997. First, the Fund completed a successful rights offering allowing investors to acquire new shares at $8.31 per share. The Fund also resumed its policy of paying quarterly distributions equal to 2.5% of N.A.V. and for the first and second quarter declared distributions of $0.22 and $0.25, respec-tively.

 We appreciate your continued support and interest in the Fund.

                                      Sincerely,


[SIGNATURE OF                         [SIGNATURE OF
VARILYN K. SCHOCK APPEARS HERE]       KENNETH V. PENLAND APPEARS HERE]

Varilyn K. Schock, C.F.A.             Kenneth V. Penland, C.F.A.
Portfolio Manager                     Chairman

DIVIDEND REINVESTMENT AND CASH
PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 Dividends of a stockholder who joins the Plan are first applied, if possible, to acquire shares of the Fund's Common Stock in the open market at a price (plus commission) which is less than the net asset value per share most re-cently published by the Fund. If no shares, or insufficient shares, are avail-able at less than net asset value per share, any remaining balance will be used to acquire shares from the Fund at net asset value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value (without regard to net asset value) per share.

 A stockholder may join the Plan by sending an Enrollment Form to the Plan Agent at the address listed below.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must maintain at least 50 shares in the Plan at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190.

BLUE CHIP ON-LINE

 In 1996 we went on-line with Blue Chip Value Fund shareholders, Wall Street analysts, and potential shareholders by introducing a Blue Chip Value Fund website at WWW.BLU.COM. We hope that those of you who are using the internet check it out and find it informative and helpful. Investors may also contact our Investor Relations Department by sending e-mail to BLU@DENVERIA.COM.


July 1, 1997

TO THE STOCKHOLDERS OF
BLUE CHIP VALUE FUND, INC.:

 Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.25 per share with a Record Date of July 11, 1997 and a Payable Date of July 25, 1997.

 Of the total distribution, $0.03 represents net investment income and the re-maining portion is paid from capital surplus. If the Fund's total distribu-tions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital. The actual determination of the source of the distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 1997 calendar year in early 1998.

 If you have elected to receive your distribution in cash, the enclosed check is in payment of such distribution. If you have elected to reinvest your dis-tribution, enclosed is your reinvestment confirmation.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND
LIABILITIES

June 30, 1997 (Unaudited)

ASSETS

Investments in common stock at market value (identified cost--
 $97,919,109)................................................... $135,330,612
Short-term investments..........................................   14,104,244
                                                                 ------------
  TOTAL INVESTMENTS.............................................  149,434,856
Dividends and interest receivable...............................      106,664
Other assets....................................................       23,140
                                                                 ------------
  TOTAL ASSETS..................................................  149,564,660
                                                                 ------------

LIABILITIES

Payable for investment securities purchased.....................    7,255,620
Advisory fee payable............................................       72,886
Administration fee payable......................................        2,208
Accrued expenses and other liabilities..........................       49,001
                                                                 ------------
  TOTAL LIABILITIES.............................................    7,379,715
                                                                 ------------
NET ASSETS...................................................... $142,184,945
                                                                 ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................... $    141,540
Paid-in capital.................................................   93,449,514
Undistributed net investment income.............................      448,244
Undistributed net capital gains.................................   13,580,496
Undesignated distributions (Note 4).............................   (2,846,352)
Net unrealized appreciation on investments......................   37,411,503
                                                                 ------------
                                                                 $142,184,945
                                                                 ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares
 authorized at $0.01 par value).................................   14,154,037
                                                                 ============
Net asset value per share....................................... $      10.05
                                                                 ============

See accompanying notes.


BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME

 INCOME
  Dividends.............................................  $1,097,866
  Interest..............................................     194,150
                                                          ----------
  TOTAL INCOME..........................................             $ 1,292,016
 Expenses
  Investment advisory fee (Note 3)......................     378,037
  Administrative services fee (Note 3)..................      47,259
  Transfer agent fees...................................      40,538
  Shareholder reporting.................................      24,091
  Legal fees............................................      22,315
  Insurance and fidelity bond...........................      18,080
  Directors' fees.......................................      15,839
  Audit fees............................................      13,389
  Custodian fees (Note 3)...............................       4,760
  Other.................................................      13,979
                                                          ----------
  TOTAL EXPENSES........................................                 578,287
                                                                     -----------
    NET INVESTMENT INCOME...............................                 713,729
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.......................              13,645,309
 Change in unrealized appreciation of investments for
  the year..............................................               6,167,458
                                                                     -----------
    NET GAIN ON INVESTMENTS.............................              19,812,767
                                                                     -----------
    NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.........................................             $20,526,496
                                                                     ===========

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                      1997(1)         1996
                                                    ------------  ------------
Increase in net assets from operations:
 Net investment income............................. $    713,729  $  1,426,959
 Net realized gain from securities transactions....   13,645,309    13,391,556
 Net change in unrealized appreciation of
  investments during the period....................    6,167,458     5,132,527
                                                    ------------  ------------
Net increase in net assets resulting from
 operations........................................   20,526,496    19,951,042
                                                    ------------  ------------
Distributions to shareholders:
 Net investment income.............................     (267,537)   (1,424,907)
 Net realized gain on investments..................           --   (13,372,211)
 Undesignated (Note 4).............................   (2,846,352)           --
                                                    ------------  ------------
                                                      (3,113,889)  (14,797,118)
                                                    ------------  ------------
Increase in net assets from common stock
 transactions:
Proceeds from the sale of 2,843,750 shares, net of
 offering expenses.................................   23,537,729            --
Net asset value of common stock issued to
 shareholders from reinvestment of dividends
 (349,458 shares issued for the six months ended
 June 30, 1997)....................................    3,194,046            --
                                                    ------------  ------------
                                                      26,731,775            --
                                                    ------------  ------------
Net increase in net assets.........................   44,144,382     5,153,924
Net assets
 Beginning of year.................................   98,040,563    92,886,639
                                                    ------------  ------------
 End of year ($448,244 and $2,052 undistributed net
  investment income at June 30, 1997 and December
  31, 1996, respectively).......................... $142,184,945  $ 98,040,563
                                                    ============  ============

(1)Unaudited

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
SELECTED PER SHARE DATA AND RATIOS

                                         SIX MONTHS
                                           ENDED           YEAR ENDED DECEMBER 31
                                          JUNE 30,     ----------------------------------
                                          1997(1)       1996     1995     1994     1993
                                         ----------    -------  -------  -------  -------
PER SHARE DATA (for a share outstanding
 throughout each period)
Net asset value--beginning of
 period.......................             $  8.94     $  8.47 $   6.98  $  7.73  $  7.63
INVESTMENT OPERATIONS
Net investment income.........                 .06         .13      .13      .11      .20
Net gain (loss) on
 investments..................                1.27        1.69     2.45     (.11)     .72
                                          --------     -------  -------  -------  -------
Total from investment
 operations...................                1.33        1.82     2.58      .00      .92
                                          --------     -------  -------  -------  -------
DISTRIBUTIONS
From net investment income....                (.02)       (.13)    (.13)    (.11)    (.20)
From net realized gains on
 investments..................                 .00       (1.22)    (.95)    (.38)    (.14)
In excess of net realized
 gains on investments.........                 .00         .00      .00      .00     (.41)
Tax return of capital.........                 .00         .00     (.01)    (.26)    (.07)
Undesignated
 (Note 4).....................                (.20)        .00      .00      .00      .00
                                          --------     -------  -------  -------  -------
Total distributions...........                (.22)      (1.35)   (1.09)    (.75)    (.82)
                                          --------     -------  -------  -------  -------
 Net asset value--end of
  period......................             $ 10.05     $  8.94  $  8.47  $  6.98  $  7.73
                                          ========     =======  =======  =======  =======
 Per share market value--end
  of period...................             $  9.75     $  9.25  $ 7.625  $ 6.125  $ 7.875
                                          ========     =======  =======  =======  =======
TOTAL INVESTMENT RETURN.......                9.57%***    39.5%    41.6%  (13.2)%    12.5%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses (excluding
 interest) to average net
 assets.......................                 .95%**     1.05%    1.15%    1.22%    1.27%
Ratio of expenses to average
 net assets...................                 .95%**     1.05%    1.15%    1.22%    1.28%
Ratio of net investment income
 to average net assets........                1.17%**     1.39%    1.55%    1.46%    2.55%
Portfolio turnover rate*......               37.88%      42.31%   50.84%   62.77%   56.11%
Average commission rate paid
 to brokers per share of
 common stock purchased/
 sold.........................            $    .05     $   .05  $   .05  $   .05  $   .05
Net assets--end of period (in
 thousands)...................            $142,185     $98,041  $92,887  $76,491  $84,168

  * A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term in-vestments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.
 ** Annualized
*** Assumes that shareholders fully participated in the rights offering.
(1) Unaudited

See accompanying notes.

                          BLUE CHIP VALUE FUND, INC.

                                      June 30, 1997

                                              SHARES      COST        VALUE
                                              ------- ------------ ------------

COMMON STOCKS -- 95.18%
CAPITAL GOODS -- 14.44%
AEROSPACE & DEFENSE -- 4.96%
McDonnell Douglas Corp. .....................  46,180 $  1,369,431 $  3,163,330
United Technologies Corp. ...................  46,860    2,304,854    3,889,380
                                                      ------------ ------------
                                                         3,674,285    7,052,710
COMPUTER SOFTWARE & SERVICES -- 2.25%

Computer Associates International Inc. ......  57,417    1,392,106    3,197,409

ELECTRONICS -- SEMICONDUCTORS -- 2.62%
Harris Corp. ................................  44,360    2,503,890    3,726,240
MACHINERY -- DIVERSIFIED -- 2.21%
Dover Corp. .................................  51,000    2,650,202    3,136,500
MANUFACTURING -- SPECIALIZED -- 2.40%
Parker-Hannifin Corp. .......................  56,300    2,875,966    3,416,706
                                                      ------------ ------------
TOTAL CAPITAL GOODS..........................           13,096,449   20,529,565
                                                      ------------ ------------
CONSUMER CYCLICALS -- 11.83%

AUTO PARTS & EQUIPMENT -- 1.50%
ITT Industries...............................  82,500    2,080,909    2,124,375
ENTERTAINMENT -- 2.66%
Carnival Corp Class A........................  91,710    2,494,657    3,783,038
HARDWARE & TOOLS -- 1.04%
Black & Decker Corp. ........................  39,760      988,476    1,478,575
HOTELS -- MOTELS -- 2.00%
Hilton Hotels Corp. ......................... 107,100    2,188,472    2,844,844
RETAIL STORES -- GENERAL MERCH. CHAINS -- 4.63%
Dayton Hudson Corp. .........................  89,100    2,986,296    4,739,006
K Mart Corp.*................................ 150,900    2,050,220    1,848,525
                                                      ------------ ------------
                                                         5,036,516    6,587,531
                                                      ------------ ------------
TOTAL CONSUMER CYCLICALS.....................           12,789,030   16,818,363
                                                      ------------ ------------

SCHEDULE OF INVESTMENTS

(Unaudited)


                                              SHARES      COST        VALUE
                                              ------- ------------ ------------

CONSUMER STAPLES -- 28.33%
BEVERAGES -- SOFT DRINKS -- 2.43%
PepsiCo Inc. ................................  91,800 $  2,416,289 $  3,448,237
DISTRIBUTORS -- FOOD & HEALTH -- 1.65%
SuperValu, Inc. .............................  67,900    2,124,509    2,342,550
DRUGS -- 5.61%
McKesson Corp. ..............................  27,900    2,089,292    2,162,250
Pfizer Inc. .................................  25,100    1,456,969    2,999,450
Schering-Plough Corp. .......................  58,680    1,380,249    2,809,305
                                                      ------------ ------------
                                                         4,926,510    7,971,005
FOOD -- 3.14%
Dole Food Inc. ..............................  62,660    2,009,087    2,678,715
IBP Inc. ....................................  77,000    1,151,202    1,790,250
                                                      ------------ ------------
                                                         3,160,289    4,468,965
HEALTHCARE -- DIVERSIFIED -- 1.97%
Bristol-Myers Squibb Co. ....................  34,640    1,647,512    2,805,840
HEALTHCARE SERVICES -- 2.64%
Shared Medical Systems Corp. ................  39,100    2,110,661    2,111,400
United States Surgical Corp. ................  44,200    1,447,060    1,646,450
                                                      ------------ ------------
                                                         3,557,721    3,757,850
MEDICAL PRODUCTS & SUPPLIES -- 2.24%
Becton Dickinson & Co. ......................  62,900    2,558,330    3,184,313
RETAIL STORES -- DRUG STORES -- 5.45%
CVS Corp. ...................................  71,700    2,430,538    3,674,625
Rite Aid Corp. ..............................  81,800    2,495,762    4,079,775
                                                      ------------ ------------
                                                         4,926,300    7,754,400
RETAIL STORES -- FOOD CHAINS -- 1.35%
Great Atlantic & Pacific Tea.................  70,600    2,022,126    1,919,438

TOBACCO -- 1.85%
Phillip Morris Companies Inc. ...............  30,300    1,311,619    1,344,562
RJR Nabisco Holdings.........................  39,100    1,284,897    1,290,300
                                                      ------------ ------------
                                                         2,596,516    2,634,862
                                                      ------------ ------------
TOTAL CONSUMER STAPLES.......................           29,936,102   40,287,460
                                                      ------------ ------------

BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                                     June 30, 1997

                                              SHARES      COST        VALUE
                                              ------- ------------ ------------
CREDIT SENSITIVE -- 24.44%
ELECTRIC COMPANIES -- 4.11%
Edison International......................... 137,530 $  2,561,630 $  3,421,059
General Public Utilities.....................  67,570    1,937,316    2,424,074
                                                      ------------ ------------
                                                         4,498,946    5,845,133
FINANCIAL -- MISCELLANEOUS -- 2.89%
Student Loan Marketing Ass'n. ...............  32,300    2,753,496    4,102,100

INVESTMENT BANKING/BROKERAGE -- 2.45%
Traveler's Group Inc. .......................  55,280    2,005,513    3,486,095

MAJOR REGIONAL BANKING -- 4.29%
First Union Corp. ...........................  32,630    2,150,357    3,018,275
NationsBank Corp. ...........................  47,700    2,211,414    3,076,650
                                                      ------------ ------------
                                                         4,361,771    6,094,925
MONEY CENTER BANKS -- 1.93%
Chase Manhattan Corp. .......................  28,200    1,742,337    2,737,163

NATURAL GAS -- 1.94%
Coastal Corp. ...............................  51,960    1,870,608    2,763,622

PROPERTY & CASUALTY INSURANCE -- 2.36%
USF&G Corp. ................................. 139,930    2,191,043    3,358,320

SAVINGS & LOAN -- 2.20%
H.F. Ahmanson & Company......................  72,800    2,621,216    3,130,400

TELECOMMUNICATIONS -- 2.27%
Sprint Corp. ................................  61,300    2,035,121    3,225,912
                                                      ------------ ------------
TOTAL CREDIT SENSITIVE.......................           24,080,051   34,743,670
                                                      ------------ ------------
INTERMEDIATE GOODS & SERVICES -- 16.14%
CHEMICALS -- DIVERSIFIED -- 2.12%
PPG Industries...............................  51,830    2,142,100    3,012,619

OIL EXPLORATION & PRODUCTION -- 1.93%
Burlington Resources Inc. ...................  62,200    2,798,344    2,744,575

BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS (CONTINUED)

(Unaudited)

                                            SHARES      COST        VALUE
                                            ------- ------------ ------------
OIL -- INTEGRATED -- DOMESTIC -- 7.03%
Atlantic Richfield Co. ....................  38,700 $  2,359,482 $  2,728,350
Tosco Corp. ............................... 134,200    2,669,009    4,017,613
USX-Marathon Group......................... 112,600    2,583,029    3,251,325
                                                    ------------ ------------
                                                       7,611,520    9,997,288
OIL -- INTEGRATED -- INTERNATIONAL -- 4.11%
Mobil Corp. ...............................  42,220    1,907,638    2,950,122
Texaco Inc. ...............................  26,600    2,409,130    2,892,750
                                                    ------------ ------------
                                                       4,316,768    5,842,872
RAILROADS -- 0.95%
CSX Corp. .................................  24,400    1,148,745    1,354,200
TOTAL INTERMEDIATE GOODS & SERVICES........           18,017,477   22,951,554
                                                    ------------ ------------
TOTAL COMMON STOCKS........................           97,919,109  135,330,612
                                                    ------------ ------------
SHORT-TERM INVESTMENTS -- 9.92%
United States Treasury Bills:
 5.07%, 07/24/97...........................              498,396      498,396
 5.02%, 08/21/97...........................            6,949,723    6,949,723
Provident Inst. Temp Fund..................            6,656,125    6,656,125
                                                    ------------ ------------
TOTAL SHORT-TERM INVESTMENTS...............           14,104,244   14,104,244
                                                    ------------ ------------
TOTAL INVESTMENTS -- 105.10%...............          112,023,353  149,434,856
                                                    ============
Liabilities, less receivables, and other
 assets: (5.10)%...............................                    (7,249,911)
                                                                 ------------
NET ASSETS -- 100.00%.........................                   $142,184,945
                                                                 ============

 See accompanying notes

 * Non-income producing securities.

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP VALUE FUND, INC.

For the Six Months Ended June 30, 1997 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS--Each investment security is valued at the latest sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the latest bid price is used. Short-term investments are valued at cost, which approximates market value.

FEDERAL INCOME TAXES--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $51,981,312 and $44,330,564, respectively, for the period. At June 30, 1997, gross unrealized depreciation of investments was $358,152 and gross unrealized appreciation of investments was $37,769,655.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, AND CUSTODIAL SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers and a director of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's aver-age weekly net assets in excess of $125,000,000, with a $7,463 per month mini-mum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

Wells Fargo (formerly First Interstate Bank of Denver, N.A.), serves as custo-dian for the Fund. Custodian fees totaled $4,760 during the six month period ending June 30, 1997.

4. DISTRIBUTIONS TO SHAREHOLDERS

In 1996, the Fund announced a change in its policy of distributions to its shareholders. The Fund plans to distribute 2.5% of its net asset value quar-terly to its shareholders. On April 1, 1997, the Directors of Blue Chip Value Fund, Inc., declared a distribution of $0.22 per share to stockholders of rec-ord on April 11, 1997. The ex-dividend date was April 9, 1997 and the payable date was April 25, 1997. Of the total distribution, $0.02 represents net in-vestment income and the remaining portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital. The actual determination of the source of the distributions can be made only at year end.

5. CAPITAL TRANSACTIONS

On January 6, 1997, the Fund announced a rights offering to existing share-holders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of January 31, 1997. The subscription period be-gan February 3, 1997 and extended through 5:00 p.m., Eastern Time, March 6, 1997. The price of the shares issued was $8.31 which represented 95% of the closing price of the Fund's common stock of $8.75 on March 7, 1997, the pric-ing date of the offering. The Fund's net asset value on March 7, 1997 was $9.82. There were 2,843,750 shares issued in the rights offering for proceeds, net of offering expenses, of $23,537,729.

6. MEETINGS OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 21, 1997 pursuant to notice given to all stockholders of record at the close of business on March 26, 1997. At the Annual Meeting stockholders were asked to elect two Class III directors, Roberta M. Wilson, C.F.A. and Kenneth
V. Penland, C.F.A., to serve until the 2000 Annual Meeting and ratify the ap-pointment by the Board of Directors of Ernst & Young LLP as the Fund's inde-pendent auditors for the fiscal year ending December 31, 1997. At the Annual Meeting, the number of shares voting for the election of Kenneth V. Penland, C.F.A. was 12,274,773 and the number of shares withholding authority was 133,001; the number of shares voting for the election of Roberta M. Wilson, C.F.A. was 12,229,187 and the number of shares withholding authority was 178,587. The name of each other director whose term of office continued after the Annual Meeting was Richard C. Schulte, Robert J. Greenebaum and Robert M. Inman. Additionally, at the Annual Meeting, the number of shares voting for the ratification of the appointment of Ernst & Young LLP as independent audi-tors was 12,220,158, the number of shares voting against ratification was 69,075 and the number of shares abstaining was 118,541.